UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

HOUGHTON MIFFLIN HARCOURT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

125 High Street Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

(617) 351-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HMHC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, Houghton Mifflin Harcourt Company (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Company’s Amended and Restated Employee Stock Purchase Plan (the “Amended and Restated ESPP”), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

The description of the Amended and Restated ESPP contained on pages 68 to 74 of the Company’s Proxy Statement for the Annual Meeting https://www.sec.gov/Archives/edgar/data/0001580156/000156459021014566/hmhc-def14a_20210514.htm , filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2021, is incorporated herein by reference. A complete copy of the Amended and Restated ESPP is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’ stockholders voted on the following proposals:

1. Each of the director nominees was elected to serve until the Company’s next annual meeting of stockholders and until their successors are elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

The votes for the election of directors are set forth below:

Nominee	For	Withhold	Broker Non-Votes
Jean-Claude Brizard	99,843,530	449,046	12,939,775
L. Gordon Crovitz	95,771,962	4,520,613	12,939,775
Jean S. Desravines	98,784,551	1,508,024	12,939,775
Lawrence K. Fish	94,717,715	5,574,860	12,939,775
Jill A. Greenthal	95,754,132	4,538,443	12,939,775
John F. Killian	98,833,624	1,458,951	12,939,775
John J. Lynch, Jr.	99,244,497	1,048,079	12,939,775
John R. McKernan, Jr.	94,577,165	5,715,410	12,939,775
Tracey D. Weber	98,790,044	1,502,531	12,939,775

2. The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
98,287,877	1,858,997	145,701	12,939,775

3. The adoption of the Company’s Amended and Restated Employee Stock Purchase Plan was approved, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
100,141,142	122,929	28,504	12,939,775

5. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, was ratified, by the votes set forth below:

For	Against	Abstain
112,950,898	248,541	32,912

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Amended and Restated Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President, Secretary and General Counsel

Dated: May 19, 2021

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